EXHIBIT 10(ff)
Schedule of Certain Executive Officers who are Parties
to the Individual Grantor Trust Participation Agreements in the Form Attached
as Exhibit 10(a) to the Company’s Quarterly Report on Form 10-Q
For the Period Ended September 30, 2003
Christopher M. Connor
John L. Ault
Sean P. Hennessy
Thomas E. Hopkins
Timothy A. Knight
John G. Morikis
Steven J. Oberfeld
Thomas W. Seitz
Louis E. Stellato
Robert J. Wells